UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2026

ELECTRO-SENSORS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-09587	41-0943459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6111 Blue Circle Drive
Minnetonka, Minnesota 55343
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 930-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ELSE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated as of April 20, 2026 (the “Merger Agreement”), by and among Electro-Sensors, Inc., a Minnesota corporation (the “Company”), steute Industrial Controls, Inc., a Connecticut corporation (“Parent”), and Steute Burwell, Inc., a Minnesota corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

On July 30, 2026, pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The foregoing description of the Merger Agreement and the transactions contemplated thereby contained in this Introductory Note, including the Merger, does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the common stock of the Company, par value $0.10 per share (“Common Stock”), that was issued and outstanding immediately prior to the Effective Time (each, a “Share”, and collectively, the “Shares”), subject to certain customary exceptions specified in the Merger Agreement, was automatically converted into the right to receive $7.75 in cash (before giving effect to any required tax withholdings and without interest) (the “Merger Consideration”).

Pursuant to the Merger Agreement, at the Effective Time, each compensatory option to purchase shares of Company Common Stock (“Company Option”), outstanding as of immediately prior to the Effective Time became fully vested and became, automatically and without any required action on the part of the holder thereof, canceled and became entitled to receive an amount of cash, without interest, equal to $7.75 per share less the exercise price applicable to such vested Company Option subject to any required withholding of taxes.

Pursuant to the Merger Agreement, at the Effective Time, each restricted stock unit of the Company (“Company RSU”), outstanding as of immediately prior to the Effective Time became fully vested and became, automatically and without any required action on the part of the holder thereof, canceled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (A) the total number of shares of Company Common Stock underlying such Company RSU, by (B) the Merger Consideration, subject to any required withholding of Taxes.

The foregoing description of the Merger Agreement and the transactions contemplated thereby contained in this Item 2.01, including the Merger, does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

As a result of the Merger, the Shares no longer trade on the Nasdaq Capital Market (“Nasdaq”).  In connection with the consummation of the Merger, the Company requested that Nasdaq (i) suspend trading of Company Common Stock on Nasdaq and remove Company Common Stock from listing on Nasdaq, in each case, on July 30, 2026; and (ii) file a Notification of Removal from Listing of Company Common Stock on Form 25 with the Securities and Exchange Commission (“SEC”) on July 30, 2026.

The Common Stock will cease trading on the Nasdaq on July 30, 2026. In addition, not less than ten (10) days after the filing of Form 25, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 with respect to the Common Stock, requesting that the Common Stock be deregistered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Common Stock under Section 13(a) and Section 15(d) of Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Except as described in Item 2.01, pursuant to the Merger Agreement, at the Effective Time, each Share, subject to certain customary exceptions specified in the Merger Agreement, was automatically converted into the right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger (and not as a result of any disagreement with the Company), and in accordance with the Merger Agreement, at the Effective Time, David L. Klenk, Joseph A. Marino, Scott A. Gabbard, and Jeffrey D. Peterson, each of whom was a director of the Company as of immediately prior to the Effective Time, ceased to be a director of the Company and a member of any committee of the Company’s Board of Directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

At the Effective Time, the articles of incorporation of the Merger Sub, as in effect immediately prior to the Merger, were amended and restated, in accordance with the Merger Agreement and the Minnesota Business Corporation Act (the “MBCA”), to be in the form of the articles of incorporation attached as Exhibit 3.1 hereto. Such exhibit is incorporated by reference into this Item 5.03. At the Effective Time, the articles of incorporation of Merger Sub became the articles of incorporation of the Company.

At the Effective Time, the bylaws of Merger Sub, as in effect immediately prior to the Merger, were amended and restated, in accordance with the Merger Agreement and the MBCA, to be in the form of the bylaws attached as Exhibit 3.2 hereto. Such exhibit is incorporated by reference into this Item 5.03. At the Effective Time, the bylaws of Merger Sub became the bylaws of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description
2.1*
Agreement and Plan of Merger, dated as of April 20, 2026, by and among Electro-Sensors, Inc, steute Industrial Controls, Inc., and Steute Burwell, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed on April 27, 2026).

3.1	Form of Amended and Restated Articles of Incorporation of Electro-Sensors, Inc.
3.2	First Amended and Restated Bylaws of Electro-Sensors, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRO-SENSORS, INC.

	By:	/s/ David Klenk
	Name:	David Klenk
	Title:	Chief Financial Officer
Date: July 31, 2026